Summary Prospectus Supplement dated June 21, 2019

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Oppenheimer Global Allocation Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Manager	Title	Length of Service on the Fund
Alessio de Longis	Portfolio Manager	2019 (predecessor fund 2015)”

O-GLAL-SUMPRO SUP 062119